Exhibit 99.02

SYMANTEC CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

In the second quarter of fiscal 2016, Symantec Corporation (“Symantec,” “our,” and “the Company” refer to Symantec Corporation and all of its subsidiaries) entered into a definitive agreement to sell the assets of our information management business (“Veritas”) to the Carlyle Group and certain co-investors (the “Buyer”). On January 29, 2016, the Company completed the sale of Veritas (the “Sale”) for net consideration of $6.6 billion in cash, 40 million B common shares of Veritas with an estimated fair value of $149 million and Veritas’ assumption of certain liabilities in connection with the acquisition.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet, as of January 1, 2016, reflects Symantec’s financial position as if the Sale had occurred on that date. The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the three fiscal years ended April 3, 2015, March 28, 2014, and March 29, 2013, reflect Symantec’s results of operations as if the Sale had occurred on March 31, 2012 and does not assume any interest income on cash proceeds. The Company has not presented the unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended January 1, 2016, as the results of operations of Veritas were reported as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 1, 2016, filed with the Securities and Exchange Commission (the “SEC”) on February 4, 2016.

These unaudited Pro Forma Condensed Consolidated Financial Statements and the accompanying notes are based upon and should be read in conjunction with the Consolidated Financial Statements and Notes thereto included in our Annual Report on Form 10-K for the fiscal year ended April 3, 2015 and Quarterly Report on Form 10-Q for the three and nine months ended January 1, 2016. The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations have been prepared in accordance with the regulations of the SEC and should not be considered indicative of the financial position or results of operations that would have occurred if the Sale had been consummated on the dates indicated, nor are they indicative of the future financial position or results of operations of the Company.

In accordance with SEC regulations, the unaudited Pro Forma Condensed Consolidated Financial Statements reflect adjustments to the extent they are directly attributable to the Sale, factually supportable and, for statement of operations purposes, are expected to have a continuing impact on the Company’s result of operations.

The “Historical” column in the unaudited Pro Forma Condensed Consolidated Financial Statements reflects Symantec’s historical financial statements for the periods presented and does not reflect any adjustments related to the Sale and related events.

The “Information Management Business Disposal Group” column in the unaudited Pro Forma Condensed Consolidated Financial Statements is derived from the financial position and results of Veritas and other corporate charges that are directly attributable to Veritas. The “Other Pro Forma Adjustments” column in the unaudited Pro Forma Condensed Consolidated Balance Sheet reflects other effects of the Sale, including cash proceeds received at the close of the Sale, expected use of cash proceeds under our capital return programs, estimated after-tax gain on the Sale, and estimated tax payable related to the Sale.

SYMANTEC CORPORATION

Pro Forma Condensed Consolidated Balance Sheet

As of January 1, 2016

(Dollars in millions, unaudited)

	Historical	Information Management Business Disposal Group	Other Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$2,213	$—	$3,390	(1)	$5,603
Short-term investments	56	—	—		56
Accounts receivable, net	490	—	—		490
Deferred income taxes	223	—	—		223
Deferred commissions	52	—	—		52
Other current assets	189	—	58	(2)	247
Current assets held for sale	3,950	(3,950)	—		—

Total current assets	7,173	(3,950)	3,448		6,671
Property and equipment, net	986	—	—		986
Intangible assets, net	464	—	—		464
Goodwill	3,146	—	—		3,146
Long-term deferred commissions	11	—	—		11
Other long-term assets	156	—	164	(3)	320

Total assets	$11,936	$(3,950)	$3,612		$11,598

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$241	$—	$41	(4)	$282
Accrued compensation and benefits	203	—	—		203
Deferred revenue	2,180	—	—		2,180
Other current liabilities	271	—	1,300	(5)	1,571
Current liabilities held for sale	932	(932)	—		—

Total current liabilities	3,827	(932)	1,341		4,236
Long-term debt	1,740	—	—		1,740
Long-term deferred revenue	366	—	—		366
Long-term deferred tax liabilities	399	—	—		399
Long-term income taxes payable	140	—	—		140
Other long-term obligations	70	—	—		70

Total liabilities	6,542	(932)	1,341		6,951
Total stockholders’ equity	5,394	—	(747	)(6)	4,647

Total liabilities and stockholders’ equity	$11,936	$(932)	$594		$11,598

SYMANTEC CORPORATION

Pro Forma Condensed Consolidated Statements of Operation

Fiscal Year Ended April 3, 2015

(In millions, except per share data, unaudited)

	Historical	Information Management Business Disposal Group	Pro Forma
Net revenues	$6,508	$2,552	$3,956
Cost of revenues	1,153	426	727

Gross profit	5,355	2,126	3,229
Operating expenses:
Sales and marketing	2,323	673	1,650
Research and development	1,144	332	812
General and administrative	379	17	362
Amortization of intangible assets	108	21	87
Restructuring, separation, and transition	252	88	164

Total operating expenses	4,206	1,131	3,075

Operating income	1,149	995	154
Interest income	12	1	11
Interest expense	(79)	(1)	(78)
Other income (expense), net	11	(3)	14

Income before income taxes	1,093	992	101
Income tax expense (benefit)	215	223	(8)

Net income	$878	$769	$109

Net income per share — basic	$1.27		$0.16
Net income per share — diluted	$1.26		$0.16
Weighted-average shares outstanding — basic	689		689
Weighted-average shares outstanding — diluted	696		696
Cash dividends declared per common share	$0.60		$0.60

SYMANTEC CORPORATION

Pro Forma Condensed Consolidated Statements of Operation

Fiscal Year Ended March 28, 2014

(In millions, except per share data, unaudited)

	Historical	Information Management Business Disposal Group	Pro Forma
Net revenues	$6,676	$2,493	$4,183
Cost of revenues	1,149	358	791

Gross profit	5,527	2,135	3,392
Operating expenses:
Sales and marketing	2,439	673	1,766
Research and development	1,039	317	722
General and administrative	446	26	420
Amortization of intangible assets	156	63	93
Restructuring, separation, and transition	264	17	247

Total operating expenses	4,344	1,096	3,248

Operating income	1,183	1,039	144
Interest income	12	1	11
Interest expense	(84)	—	(84)
Other income, net	45	9	36

Income before income taxes	1,156	1,049	107
Income tax expense	258	242	16

Net income	$898	$807	$91

Net income per share — basic	$1.29		$0.13
Net income per share — diluted	$1.28		$0.13
Weighted-average shares outstanding — basic	696		696
Weighted-average shares outstanding — diluted	704		704
Cash dividends declared per common share	$0.60		$0.60

SYMANTEC CORPORATION

Pro Forma Condensed Consolidated Statements of Operation

Fiscal Year Ended March 29, 2013

(In millions, except per share data, unaudited)

	Historical	Information Management Business Disposal Group	Pro Forma
Net revenues	$6,906	$2,638	$4,268
Cost of revenues	1,175	309	866

Gross profit	5,731	2,329	3,402
Operating expenses:
Sales and marketing	2,789	657	2,132
Research and development	1,026	300	726
General and administrative	447	16	431
Amortization of intangible assets	286	190	96
Restructuring, separation, and transition	77	—	77

Total operating expenses	4,625	1,163	3,462

Operating income (loss)	1,106	1,166	(60)
Interest income	12	1	11
Interest expense	(139)	—	(139)
Other income, net	27	1	26

Income (loss) before income taxes	1,006	1,168	(162)
Income tax expense (benefit)	251	275	(24)

Net income (loss)	$755	$893	$(138)

Net income (loss) per share — basic	$1.08		$(0.20)
Net income (loss) per share — diluted	$1.06		$(0.20)
Weighted-average shares outstanding — basic	701		701
Weighted-average shares outstanding — diluted	711		701

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1)	Reflects the cash proceeds of $7.0 billion received in connection with the Sale, of which approximately $100 million remained with Veritas, and $3.5 billion to be returned to shareholders in connection with the August 2015 repurchase program and the January 2016 capital return program.
(2)	Reflects a prepaid asset for future maintenance services that will be provided by Veritas to information management customers retained by Symantec.
(3)	Reflects 40 million B common shares of Veritas with an estimated fair value of $149 million and the long-term portion of the prepaid asset of $15 million.
(4)	Reflects estimated transaction costs incurred in connection with the Sale.
(5)	Reflects an estimated $1.3 billion payable for U.S. and foreign income taxes and indirect taxes resulting from the Sale.
(6)	Reflects the estimated after-tax gain of $2.8 billion related to the Sale and $3.5 billion capital return to shareholders.